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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 16, 2001
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                             American Wagering, Inc.
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             (Exact name of registrant as specified in its charter)



          Nevada                          000-20685            88-0344658
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(State or other jurisdiction            (Commission         (I.R.S. Employer
     of incorporation)                  File Number)       Identification No.)



  675 Grier Drive, Las Vegas, Nevada                              89119
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (702) 735-5529
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Item 5.  Other Events

                  On January 16, 2001, the Registrant announced changes to its management structure, including the resignation of Robert D. Ciunci as the Registrant's Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer; Robert D. Ciunci shall retain his position on the Registrant's Board of Directors. Timothy F. Lockinger was hired to serve as Chief Financial Officer, Secretary and Treasurer and was appointed to the Board of Directors of the Registrant. Victor J. Salerno, the Registrant's Chairman and Chief Executive Officer, assumed the duties of Chief Operating Officer. In addition, Judith Salerno was appointed to serve as a director of the Registrant.

                  The Registrant issued a press release with respect to such changes on January 16, 2001, a copy of which is attached to this Form 8-K as
Exhibit 99.1 and incorporated herein by reference.

                  On January 18, 2001, the Registrant executed an agreement to sell Mega$ports (ACT) Pty Limited ("Mega$ports"), its Canberra, Australia subsidiary which serves as the Registrant's international wagering hub, to Forward Publishing Pty Limited, an Australia company, for $1,039,348.00 Australian dollars (AUD) and the assumption of Mega$ports debt in the amount of $1,460,652 Australian dollars (AUD).

                  Mega$ports is licensed to accept both fixed odds and pari-mutuel interactive wagers on the Internet. The sale of Mega$ports is pursuant to a settlement with the Nevada State Gaming Control Board which required the Registrant to divest itself of the Mega$ports operations. The sale is subject to regulatory approval from the Australian Gaming and Racing Commission and other customary closing conditions. Forward Publishing completed its due diligence review of Mega$ports on January 31, 2001 and made a $250,000 AUD deposit, which will remain in trust until completion of the sale or a default under the agreement. The sale is expected to close during the second quarter of 2001.

                  The Registrant issued a press release with respect to such sale on February 2, 2001, a copy of which is attached to this Form 8-K as
Exhibit 99.2 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

                  99.1         Press release dated January 16, 2001.

                  99.2         Press release dated February 2, 2001.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 12, 2001                   AMERICAN WAGERING, INC.




                                            By: /s/ Timothy F. Lockinger
                                               --------------------------------
                                               Name:  Timothy F. Lockinger
                                               Title: Chief Financial Officer